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                                                                      EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-46793, 33-77100, 33-82456, 333-07525 and 333-13335.





                                                     /S/ ARTHUR ANDERSEN LLP



Tampa, Florida,
    May 20, 1997